LORD ABBETT GLOBAL FUND, INC.
Equity Series
Income Series

SUPPLEMENT DATED APRIL 18, 2007 TO THE
PROSPECTUSES DATED APRIL 18, 2007
 (CLASS A, B, C, P & Y)

LORD ABBETT GLOBAL FUND, INC. – INCOME SERIES

The Board of Directors of Lord Abbett Global Fund, Inc. approved the mailing of proxy materials dated March 21, 2007 to shareholders of record of the Income Series (the “Fund”) on February 27, 2007 in connection with a shareholder meeting to be held in May 2007.  At the shareholder meeting, shareholders will be asked to approve a proposal to change the Fund’s investment objective.  The Fund’s current investment objective is “high current income consistent with reasonable risk. Capital appreciation is a secondary consideration.”  The proposed investment objective for the Fund would be “ to seek high total return.”  The Fund would seek total return from both capital appreciation and current income.  The Fund’s investment objective is fundamental (within the meaning of the Investment Company Act of 1940) and therefore can only be changed by a shareholder vote.

If shareholders approve the proposed change in the Fund’s investment objective:

•                  the Fund would be permitted to primarily invest in currencies of, and in fixed income instruments denominated in the currencies of, developing markets, as described more fully below; and

•                  the Fund’s name would be changed to “Lord Abbett Developing Local Markets Fund” in order to more accurately reflect the Fund’s new investment focus.

It is anticipated that these changes would become effective on or about June 29, 2007, or as soon as practicable thereafter.  If shareholders do not approve the change in the Fund’s investment objective, Lord, Abbett & Co. LLC will continue to manage the Fund according to its current investment objective and policies, but will consider other options, including liquidating the Fund or merging it into another mutual fund.

Pursuing the new investment objective would require a significant change in the Fund’s principal investment strategy.  Currently, the Fund’s principal investment strategy is to primarily invest in high-quality and investment grade debt securities of domestic and foreign companies.  These companies generally are located in developed countries including the United Kingdom, France, Germany, Spain, Canada, Japan and the United States.  Subject to shareholder approval of the proposed investment objective, the Fund would make certain investment policy changes to implement the new investment strategy.  Under the new strategy, the Fund would invest at least 80% of its assets in instruments that provide investment exposure to the currencies of, and in fixed income instruments denominated in the currencies of, developing markets.  A “developing market” would be any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income member countries of the Organisation for Economic Co-operation and Development (“OECD”) for the past five consecutive years.  The Fund expects that it would invest at least 80% of its assets in the developing countries of Asia, Africa, the Middle East, Latin America, Europe, and any other regions of the world under the proposed investment strategy.

It is expected that initially and periodically, the Fund would invest substantially in forward foreign currency contracts (and typically hold U.S. fixed income instruments until these contracts settle, as outlined below).  During these times, the Fund would not have a material portion of its assets invested in securities issued by issuers located in developing markets.  These contracts involve obligations of one party to purchase, and another party to sell, a specific amount of a currency at a future date, at a price established in the contract.  Because the delivery and settlement of the contract is at a future date, the Fund would retain the assets intended to be used to settle the contract until such future date.  The Fund plans to invest such assets in various U.S. fixed income instruments that would be expected to generate income for the Fund.  In connection with its currency and other transactions, the Fund would be required to segregate permissible liquid assets, or engage in other measures to “cover” the Fund’s obligations relating to such transactions.  All or a portion of the Fund’s investments in U.S. fixed income instruments would be employed to “cover” the Fund’s obligations relating to its currency and other transactions.  The Fund’s investments in currencies or fixed income instruments also may be represented by other derivatives, such as options, futures contracts, and swap agreements.  In addition, the Fund would be able to invest in high-yield securities rated below investment grade (commonly known as “lower rated bonds” or “junk bonds”).  The Fund would be permitted to hedge its exposure to non-U.S. currencies, although it would not be required to do so.  For example, the Fund may attempt to hedge its currency exposure when it expects declines in the value of foreign currencies relative to the value of the U.S. dollar.

The proposed change in the Fund’s investment objective would result in greater risks to Shareholders.  The Fund would experience increased currency risk, derivatives risk, developing markets risk, foreign investments risk, liquidity risk, leverage risk, and high yield or junk bond risk, among others.